July 15, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K Deutsche Recreational Asset Funding Corporation
        Registration No. 333-56303

On behalf of Deutsche Recreational Asset Funding Corporation, a Nevada corporation ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Pat.o-malley@db.com at your earliest convenience.

Sincerely,

/s/ Richard C. Goldman

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 15, 2002
(Date of earliest event reported)

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)	              File Number)   identification No.)

655 Maryville Centre Drive
St. Louis, Missouri                                63141
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (314) 523-3000

Item 5.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 7.(c).	Exhibits.
Exhibit
Number      Document Description

EX-1        Distribution Financial Services RV Trust 1999-1
            July 15, 2002 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-2        Distribution Financial Services Marine Trust 1999-2
            July 15, 2002 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            July 15, 2002 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-4 Distribution Financial Services RV/Marine Trust 2001-1 July 15, 2002 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Registrant)

Date:          July 15, 2002

By: 		  /s/ Richard C. Goldman
Title:         Vice President



EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-1
Accounting Date:               10-Jul-02
Determination Date:            12-Jul-02
Monthly Payment Date:          15-Jul-02
Collection Period Ending:      30-Jun-02

I.  COLLECTION ACCOUNT SUMMARY
    Principal and Interest Payments Received (including Prepayments)                                               12,838,850.38
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    398,585.08
    Current Monthly Interest Shortfall/Excess                                                                          29,975.31
    Recoup of Collection Expenses                                                                                      -2,546.03
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                   13,264,864.74
II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    2,870,644.21
    Amount of Interest Payments Received During the Collection Period                                               2,840,668.90
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                           29,975.31

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             7,893,557.08
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               8,103,401.03
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                10,235.85
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account               -220,079.80
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date(excluding amount to be paid on next Payment Date)            8,103,401.03
    Total Ending Reserve Balance                                                                                    7,893,557.08

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      2,840,668.90
    Scheduled Principal Payments Received                                                                           2,825,344.28
    Principal Prepayments Received                                                                                  7,172,837.20
    Total Interest and Principal Payments Received                                                                 12,838,850.38

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   430,604.23
    minus  Reasonable Expenses                                                                                         32,019.15
    Net Liquidation Proceeds                                                                                          398,585.08
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     398,585.08

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                   13,237,435.46
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  405,170,051.63
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                      168,820.85

                                                                                                                        1,041.67
VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                        1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                  405,170,051.63
    Pool Balance as of the Current Accounting Date                                                                394,677,853.96
    Age of Pool in Months                                                                                                     40

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        401,118,351.11
    Aggregate Note Balance as of Current Accounting Date                                                          390,731,075.42

b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             87                2,184,054.46         0.553%
    60-89 Days Delinquent             26                1,143,035.58         0.290%
    90-119 Days Delinquent            15                 902,408.49          0.229%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults           15                 494,016.19          0.125%
    Cumulative Defaults               773              28,977,983.90         7.342%



    Current Month Realized Losses                                                                                     467,454.19
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.047%
    Preceding Realized Losses                                                                                         889,193.11
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.089%
    Second Preceding Realized Losses                                                                                1,060,654.60
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.106%
    Cumulative Realized Losses                                                                                     26,108,073.11
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.611%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.39467651
                                                                                                                      0.39073108

a)                                                                                                                    168,820.85
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                         642,547.71
    Class A-5                                                                                                         794,616.95
    Class A-6                                                                                                         322,902.77
    Class B                                                                                                           132,500.00
    Class C                                                                                                           120,500.00

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                             132,030,351.11         10,387,275.69    121,643,075.42
    Class A-5                                                             159,722,000.00                  0.00    159,722,000.00
    Class A-6                                                              64,366,000.00                  0.00     64,366,000.00
    Class B                                                                25,000,000.00                  0.00     25,000,000.00
    Class C                                                                20,000,000.00                  0.00     20,000,000.00


c)                                                                                                                    104,921.98
                                                                                                                      590,778.79
VIIIPOOL STATISTICS

                                                                                                                           8.82%
                                                                                                                             131


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                       12,569,163.97
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                12,570,205.64

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                              695,700.77



EX-2

DEUTSCHE FINANCIAL SERVICES CORPORATION - - MARINE TRUST 1999-2
Accounting Date:               10-Jul-02
Determination Date:            12-Jul-02
Monthly Payment Date:          15-Jul-02
Collection Period Ending:      30-Jun-02

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                7,747,468.00
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      8,751.34
    Current Monthly Interest Shortfall/Excess                                                                          55,283.59
    Recoup of Collection Expenses                                                                                     -10,927.82
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    7,800,575.11

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,585,406.19
    Amount of Interest Payments Received During the Collection Period                                               1,530,122.60
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                           55,283.59

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%        11,000,002.18
    of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                              11,000,002.18
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                13,507.59
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                -13,507.59
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)          11,000,002.18
    Total Ending Reserve Balance                                                                                   11,000,002.18

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,530,122.60
    Scheduled Principal Payments Received                                                                           1,341,644.82
    Principal Prepayments Received                                                                                  4,875,700.58
    Total Interest and Principal Payments Received                                                                  7,747,468.00

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                    13,310.05
    minus  Reasonable Expenses                                                                                          4,558.71
    Net Liquidation Proceeds                                                                                            8,751.34
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                       8,751.34

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    7,756,219.34
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  236,048,014.74
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                       98,353.34

                                                                                                                        1,041.67

VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          550,000,109.03
    Pool Balance as of Preceding Accounting Date                                                                  236,048,014.74
    Pool Balance as of the Current Accounting Date                                                                229,664,596.66
    Age of Pool in Months                                                                                                     38

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        231,327,054.45
    Aggregate Note Balance as of Current Accounting Date                                                          225,071,304.73

b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             28                1,079,092.30         0.470%
    60-89 Days Delinquent              9                 615,262.27          0.268%
    90-119 Days Delinquent             5                 109,905.71          0.048%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults            5                 166,072.68          0.072%
    Cumulative Defaults               264              12,701,101.21         5.530%

    Current Month Realized Losses                                                                                     165,972.07
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.030%
    Preceding Realized Losses                                                                                         173,365.41
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.032%
    Second Preceding Realized Losses                                                                                  805,877.61
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.147%
    Cumulative Realized Losses                                                                                     11,587,145.23
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.107%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.41757191
                                                                                                                      0.40922055

a)                                                                                                                     98,353.34
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                         289,958.78
    Class A-4                                                                                                         357,517.80
    Class A-5                                                                                                         299,946.45
    Class B                                                                                                           190,575.00
    Class C                                                                                                           139,516.67

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                              56,121,054.45          6,255,749.72     49,865,304.73
    Class A-4                                                              66,207,000.00                  0.00     66,207,000.00
    Class A-5                                                              53,999,000.00                  0.00     53,999,000.00
    Class B                                                                33,000,000.00                  0.00     33,000,000.00
    Class C                                                                22,000,000.00                  0.00     22,000,000.00


c)                                                                                                                    127,668.36
                                                                                                                       41,288.99

VIIIPOOL STATISTICS
                                                                                                                           8.32%
                                                                                                                             154


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        7,631,617.76
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                 7,632,659.43

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                              168,957.35



EX-3

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-3
Accounting Date:               10-Jul-02
Determination Date:            12-Jul-02
Monthly Payment Date:          15-Jul-02
Collection Period Ending:      30-Jun-02

I.  COLLECTION ACCOUNT SUMMARY
    Principal and Interest Payments Received (including Prepayments)                                                5,006,622.43
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    128,974.26
    Current Monthly Interest Shortfall/Excess                                                                          13,632.62
    Recoup of Collection Expenses                                                                                      -7,038.11
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    5,142,191.20

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,385,337.21
    Amount of Interest Payments Received During the Collection Period                                               1,371,704.59
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                           13,632.62

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             3,771,017.47
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               3,846,733.01
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                 4,826.57
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                -80,542.11
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)           3,846,733.01
    Total Ending Reserve Balance                                                                                    3,771,017.47

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,371,704.59
    Scheduled Principal Payments Received                                                                           1,441,269.52
    Principal Prepayments Received                                                                                  2,193,648.32
    Total Interest and Principal Payments Received                                                                  5,006,622.43

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   144,160.71
    minus  Reasonable Expenses                                                                                         15,186.45
    Net Liquidation Proceeds                                                                                          128,974.26
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     128,974.26

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    5,135,596.69
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  192,336,650.68
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                       80,140.27

                                                                                                                          708.33
VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          374,531,023.45
    Pool Balance as of Preceding Accounting Date                                                                  192,336,650.68
    Pool Balance as of the Current Accounting Date                                                                188,550,873.57
    Age of Pool in Months                                                                                                     36

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        190,413,284.17
    Aggregate Note Balance as of Current Accounting Date                                                          186,665,364.83

b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             50                1,008,867.64         0.535%
    60-89 Days Delinquent             20                 703,508.19          0.373%
    90-119 Days Delinquent             7                 148,160.93          0.079%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults            6                 150,859.27          0.080%
    Cumulative Defaults               273              10,694,506.06         5.672%
    Current Month Realized Losses                                                                                     145,406.27
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.039%
    Preceding Realized Losses                                                                                         351,368.08
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.094%
    Second Preceding Realized Losses                                                                                  350,505.66
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.094%
    Cumulative Realized Losses                                                                                      9,520,537.93
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.542%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.50343192
                                                                                                                      0.49839764

a)                                                                                                                    126,817.15
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                         449,580.37
    Class A-5                                                                                                         211,728.83
    Class A-6                                                                                                         314,456.13
    Class B                                                                                                            55,943.93
    Class C                                                                                                            49,440.60

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                              81,127,284.17          3,747,919.34     77,379,364.83
    Class A-5                                                              37,585,000.00                  0.00     37,585,000.00
    Class A-6                                                              54,847,000.00                  0.00     54,847,000.00
    Class B                                                                 9,363,000.00                  0.00      9,363,000.00
    Class C                                                                 7,491,000.00                  0.00      7,491,000.00


c)                                                                                                                     37,857.77
                                                                                                                      148,447.08

VIIIPOOL STATISTICS
                                                                                                                           8.87%
                                                                                                                             141


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        4,955,886.35
Plus:     Trustee Fee                                                                                                     708.33

TOTAL WIRE TO CHASE                                                                                                 4,956,594.68

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                              186,304.85



EX-4

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV/MARINE TRUST 2001-1
Accounting Date:               10-Jul-02
Determination Date:            12-Jul-02
Monthly Payment Date:          15-Jul-02
Collection Period Ending:      30-Jun-02

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                 13,833,830.86
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      168,377.06
    Current Monthly Interest Shortfall/Excess                                                                            67,484.02
    Recoup of Collection Expenses                                                                                           108.45
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

                                                                                                                     14,069,800.39

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                      3,272,744.20
    Amount of Interest Payments Received During the Collection Period                                                 3,205,260.18
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                             67,484.02

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
    Beginning Reserve Account Balance                                                                                 1,336,636.34
    Deposits to Reserve Account (only if Reserve Account is less than the Reserve Account Required Amount)                    0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                         0.00
    Reserve Account Investment Earnings                                                                                   1,926.76
    Withdrawals from Reserve Account due to Servicer (to the extent that the Required Reserve Account                         0.00
    Amount has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             1,336,636.34
    Total Ending Reserve Balance                                                                                      1,338,563.10


IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                        3,205,260.18
    Scheduled Principal Payments Received                                                                             3,190,768.92
    Principal Prepayments Received                                                                                    7,437,801.76
    Total Interest and Principal Payments Received                                                                   13,833,830.86

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     319,804.43
    minus  Reasonable Expenses                                                                                          151,427.37
    Net Liquidation Proceeds                                                                                            168,377.06
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                       168,377.06

c)
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

                                                                                                                     14,002,207.92
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                    444,968,398.43
    multiplied by Servicer Fee Rate                                                                                          0.75%
    divided by Months per Year                                                                                                   0
                                                                                                                        278,105.25

VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                            529,467,226.64
    Pool Balance as of Preceding Accounting Date                                                                    444,968,398.43
    Pool Balance as of the Current Accounting Date                                                                  433,928,423.27
    Age of Pool in Months                                                                                                        8

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                          448,390,430.12
    Aggregate Note Balance as of Current Accounting Date                                                            436,425,689.24

b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             53                1,830,581.45         0.422%
    60-89 Days Delinquent             15                 464,777.39          0.107%
    90-119 Days Delinquent             9                 401,758.27          0.093%
    120+ Days Delinquent               0                    0.00             0.000%
    Defaults for Current Period       12                 411,404.48          0.095%
    Cumulative Defaults               57                1,847,659.14         0.426%
    Current Month Realized Losses                                                                                       243,027.42
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.046%
    Preceding Realized Losses                                                                                           279,689.52
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.053%
    Second Preceding Realized Losses                                                                                    359,521.76
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.068%
    Cumulative Realized Losses                                                                                          811,975.38
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        0.153%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                        0.81955672
                                                                                                                        0.80417485

a)                                                                                                                      278,105.25
                                                                                                                              0.00

b)
    Class A-1                                                                                                           222,522.51
    Class A-2                                                                                                           182,250.00
    Class A-3                                                                                                           355,500.00
    Class A-4                                                                                                           448,875.00
    Class A-5                                                                                                           373,205.42
    Class B                                                                                                             106,255.75
    Class C                                                                                                              52,993.50
    Class D                                                                                                              85,352.08


                                                                                          Noteholders' Monthly
                                                                           Beginning     Principal Distributable      Ending
                                                                            Balance              Amount               Balance
    Class A-1                                                              94,690,430.12            11,964,740.88    82,725,689.24
    Class A-2                                                              54,000,000.00                     0.00    54,000,000.00
    Class A-3                                                              90,000,000.00                     0.00    90,000,000.00
    Class A-4                                                              95,000,000.00                     0.00    95,000,000.00
    Class A-5                                                              72,350,000.00                     0.00    72,350,000.00
    Class B                                                                19,830,000.00                     0.00    19,830,000.00
    Class C                                                                 9,270,000.00                     0.00     9,270,000.00
    Class D                                                                13,250,000.00                     0.00    13,250,000.00


c)                                                                                                                            0.00


VIIIPOOL STATISTICS
                                                                                                                             9.10%
                                                                                                                               170

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                              14,069,800.39


TOTAL WIRE TO HSBC                                                                                                   14,069,800.39

Amount Due To Servicer                                                                                                        0.00
